UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 27, 2025

V. F. Corporation
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	1-5256	23-1180120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1551 Wewatta Street
Denver, Colorado	80202
(Address of Principal Executive Offices)	(Zip Code)

(720) 778-4000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value, stated capital $.25 per share	VFC	New York Stock Exchange
4.125% Senior Notes due 2026	VFC26	New York Stock Exchange
0.250% Senior Notes due 2028	VFC28	New York Stock Exchange
4.250% Senior Notes due 2029	VFC29	New York Stock Exchange
0.625% Senior Notes due 2032	VFC32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of V.F. Corporation (the “Company”) appointed Michael E. Phillips as Vice President, Chief Accounting Officer of the Company, effective as of June 1, 2025 (the “Effective Date”). Bryan H. McNeill, who currently serves as Vice President, Chief Accounting Officer of the Company, notified the Company on May 27, 2025 of his retirement after nearly 30 years of service with the Company. His resignation from the position of Chief Accounting Officer is effective as of the Effective Date.

Mr. Phillips, 52, has served as Vice President, Enterprise Financial Reporting Controller of the Company since September 2022. Since joining the Company in June 2010, his prior financial reporting roles included Vice President, Financial Controller (North America), Vice President, Financial Controller (Asia Pacific) and Chief Financial Officer, VF Services. Prior to joining the Company, Mr. Phillips led audit and financial due diligence engagements for public and private companies, primarily in the consumer products industry, over the course of 15 years. Mr. Phillips is a Certified Public Accountant.

Mr. Phillips has no family relationship to the Company nor to any of its directors or executive officers, and there are no transactions in which Mr. Phillips has an interest requiring disclosure under Item 404(a) of Regulation S-K. There is no arrangement or understanding between Mr. Phillips and any other person pursuant to which Mr. Phillips was appointed as an officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

V.F. CORPORATION
(Registrant)

		By:	/s/ Jennifer S. Sim
Jennifer S. Sim
Executive Vice President, Chief Legal Officer and Corporate Secretary

Date:	May 30, 2025